SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
MINDSPEED TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MINDSPEED TECHNOLOGIES, INC.

Meeting Information

Meeting Type:	Annual

For Holders as of:	January 11, 2010

Date: March 10, 2010	Time: 2:00 p.m. Pacific Time

Location:	Mindspeed Technologies, Inc. Headquarters 4000 MacArthur Boulevard, East Tower Newport Beach, California 92660

M18916-P86990

MINDSPEED TECHNOLOGIES, INC.
4000 MACARTHUR BOULEVARD, EAST TOWER
NEWPORT BEACH, CA 92660
You are receiving this communication because you hold shares in Mindspeed Technologies, Inc.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
THE PROXY STATEMENT      2009 ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy of the Materials:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) VIA THE INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before February 24, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
M18917-P86990

Vote in Person: To attend the 2010 Annual Meeting of Stockholders of Mindspeed Technologies, Inc. and vote in person, please bring this Notice Regarding the Availability of Proxy Materials and valid picture identification to the meeting. At the meeting you will need to request a ballot to vote these shares.
Vote via the Internet: To vote now via the Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M18918-P86990

Voting Items

The Board of Directors recommends that you vote FOR the following Director:

1.	Election of Director

Nominee:

Jerre L. Stead
The Board of Directors recommends that you vote FOR the following proposals:

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

3.	APPROVAL OF AMENDED AND RESTATED DIRECTORS STOCK PLAN.

4.	APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN.

M18916-P86990